UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):   August 15, 2003

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                 0-30275                              23-3057155
   ------------------------                ------------------------               ------------------------
(State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        incorporation)

             One Logan Square
        130 N. 18th St., Suite 2615
             Philadelphia, PA                                   19103
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

         Frank A. Martin, Chairman and CEO of I-trax, Inc., intends to disclose at a meeting with broker-dealers and investment bankers on August 15, 2003 that I-trax management is currently projecting calendar 2003 revenue of approximately $7 to $8 million and a net loss of approximately $4.4 to $4.9 million. In addition, Mr. Martin intends to disclose that I-trax management is projecting calendar 2004 revenue of approximately $12 to 14 million with earnings before interest, taxes, depreciation and amortization (EBITDA) of approximately $2.4 to
2.8 million and net income of approximately $300,000 to $500,000. Further, management expects calendar 2005 revenue of approximately $16 to $20 million with EBITDA of $4 to $5 million and net income of $2.5 to 3.2 million. In the same meeting, Mr. Martin also intends to disclose that management expects the projected year-over-year growth in revenue to be generated from its current pipeline without including any potential major transactions or possible acquisitions.

         Safe Harbor Statement: This Current Report on Form 8-K contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. In order for I-trax to utilize the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, investors are cautioned that these statements may be affected by the important factors, among others, set forth below, and consequently, actual operations and results may differ materially from those expressed in these forward-looking statements. The important factors include: I-trax's ability to execute new contracts for disease management services, population health management services and technology solutions; the risks associated with a significant concentration of I-trax's revenues with a limited number of customers; I-trax's ability to effectively improve its technology and service solutions; I-trax's ability to renew and maintain contracts with its current customers under existing terms; I-trax's ability to execute on its business plan; I-trax's ability to obtain adequate financing to provide the capital that may be needed to support the growth of its business; acceptance of I-trax's solutions by the marketplace; and general economic conditions. I-trax undertakes no obligation to update or revise any such forward-looking statements. These and other risks pertaining to I-trax are described in greater detail in I-trax's periodic filings with the Securities and Exchange Commission.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             I-TRAX, INC.



Date:  August 15, 2003                       By:   /s/ Frank A. Martin
                                                 -------------------------------
                                             Name:   Frank A. Martin
                                             Title:     Chief Executive Officer